Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Avalon Oil & Gas, Inc., (the "Company") on Form 10-KSB/A for the year ending March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kent Rodriguez, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Date: July 15, 2008                       By: /s/ Kent Rodriguez
                                              ----------------------
                                              Name: Kent Rodriguez
                                              Title: Chief Executive Officer and
                                              Principal Financial Officer